UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2026, VSee Health, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”). As of February 2, 2026, the record date for the Special Meeting, there were 43,244,355 shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding, which shares were entitled to an aggregate of 43,244,355 votes at the Special Meeting and 1,559 shares of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), which shares were entitled to 155,900 votes at the Special Meeting. Holders of 21,824,877 shares of the Company’s capital stock entitled to vote were present in person or by proxy at the Special Meeting, representing 50.46% of the total outstanding shares of capital stock entitled to vote, constituting a quorum pursuant to the Company’s bylaws, as amended. At the Special Meeting, two proposals were submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Special Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 5, 2026, as supplemented on February 17, 2026 (the “Proxy Statement”). The voting results reported below are final.

Proposal 1: The Private Placement Proposal

The Company’s stockholders approved, in accordance with the Nasdaq Stock Market, LLC (“Nasdaq”) Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock to certain holders of warrants to purchase up to 19,672,130 shares of Common Stock, as detailed in the Proxy Statement, based upon the following votes:

FOR	AGAINST	ABSTAIN
14,109,726	7,698,963	16,188

Proposal 2: The Adjournment Proposal

The Company’s stockholders approved of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals, based upon the following votes:

FOR	AGAINST	ABSTAIN
18,629,017	3,094,386	101,474

This proposal was withdrawn because the Company’s stockholders approved and adopted the Private Placement Proposal, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2026	VSEE HEALTH, INC.

	By:	/s/ Milton Chen
	Name:	Milton Chen
	Title:	Co-Chief Executive Officer

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